INTERACTIVE INVESTMENTS

                             Technology Value Fund

                                     1996
                                    Annual
                                    Report

1996 Results ..........    2
Portfolio
Discussion .............   3
Portfolio Detail ......    4
Auditor's Report ....      6
Financial
Statements .............   7



                                 1996 Results

  1996 was an excellent year for the Technology Value Fund. Returns of 60.5 % for the full year far exceeded our expectations and easily outpaced all of our performance yardsticks (including the broad market indices shown at right). This marks the second consecutive year that the TVF has returned over 60%.

  Peer group comparisons were equally impressive. For 1996 TVF was the #1 no-load fund in America (ranked third overall) and ranked #1 among our peer group, science & technology funds. (As reported in the Wall Street Journal - source: Lipper Analytical)

  Although we are pleased by our recent results, it is important to note that our historical returns are well above reasonable long-term expectations. We expect that the industries and companies we invest in will remain volatile, and will continue to offer excellent investment opportunities for years to come.

(Note: All performance and ranking data are net of expenses.)


                   Performance

=================================================
                    Q496         1      5/20/94 -
                               year     12/31/96
-------------------------------------------------


   TVF              7.0%      60.5%      224.2%
   DJIA             9.6%      26.0%       71.2%
   S&P 500          7.8%      20.3%       77.7%
   NASDAQ           5.2%      22.7%       62.8%


                             Long Term Performance

The chart below shows the monthly performance of the Technology Value Fund (since inception) versus the three most commonly referenced market indices:
The Dow Jones Industrial Average, the Standard & Poor's 500 index and the NASDAQ composite. (Note: Each of these indices represent an unmanaged, broad-based basket of stocks. They are typically used as a proxy for overall market performance.)


MOUNTAIN CHART COMPARING CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
TECHNOLOGY VALUE FUND (TVF), THE STANDARD & POOR's 500 INDEX (S&P 500), THE
DOW JONES INDUSTRIAL AVERAGE (DJIA) AND THE NASDAQ COMPOSITE (NASDAQ)

                                 TVF        S&P 500          DJIA        NASDAQ
                                 ---        -------          ----        ------


May 1994                       $10,000      $10,000       $10,000       $10,000
June 1994                        9,190        9,766         9,625         9,714
September 1994                  11,190       10,171        10,204        10,519
December 1994                   12,530       10,096        10,181        10,348
March 1995                      13,344       11,007        11,039        11,246
June 1995                       15,743       11,975        12,097        12,845
September 1995                  20,680       12,846        12,715        14,360
December 1995                   20,195       13,539        13,586        14,478
March 1996                      21,586       14,189        14,834        15,156
June 1996                       27,971       14,742        15,014        16,307
September 1996                  30,292       15,108        15,618        16,883
December 1996                   32,423       16,283        17,121        17,766



                    TVF PERFORMANCE AS OF DECEMBER 31, 1996

1996 Annual Return                                    +60.5%
Average Annual Return Since Inception*                +56.7%
Average Annual Return Since Effectiveness**           +63.4%

          *    TVF inception on 05/20/94
         **    TVF effectiveness: 12/15/94 (per SEC)

-- Past performance is no guarantee of future results --


                             Portfolio Discussion

   Assets under management more than doubled during the fourth quarter. Strong cash inflows afforded us a great deal of flexibility in adjusting our sector weightings. Although the Fund's overall Q4 performance was a steady 7.0%, there was tremendous volatility beneath the surface, as sector performance diverged significantly. At a more granular level, the performance of specific stocks ran the gamut from spectacular to appalling. In our view, this divergence vividly illustrates the importance of individual stock selection within each sector.

   The chart below shows the Fund's holdings by sector as of year end. Our weighting in semiconductors rose from 33.1% to 44.7%. Among the biggest winners were Lattice, Altera, Intel and Triquint. We lost money on C-Cube, Cirrus Logic and S-3. Our investment in the semiconductor capital equipment sector declined from 5.3% to 1.8%. Opal was purchased by Applied Materials.

   The Fund's weighting in Electronic Design Automation (EDA) rose from 11.0% to 12.8%. We added to our holdings in Avanti, Epic and, unfortunately, Silicon Valley Research, which lost more than half its value. Software fell from 1.3% to 0.2%.

We dramatically increased our weighting in the networking sector, from 4.5% to 20.8%. In addition to increasing our holding in Cisco Systems, we also established new positions in 3 Com, Cabletron and US Robotics. We added to our position in Iomega, causing our investment in the computer peripherals sector to expand from 1.5% to 3.0%. Our weighting in medical stocks contracted from 19.0% to 12.4%. We added to our position in Arterial Vascular Engineering and established new positions in Medwave and TheraTx.

                              Portfolio Snapshot

The accompanying table shows the Fund's positions as of year end. Portfolio snapshots are available through the Fund's e-mail auto-responder. To obtain a snapshot, send any e-mail message to: TVF@mailback.com. The quarter-end snapshot will be posted near the end of the following month.


pie chart:

Fund Holdings by Sector as of 12/31/96


Semiconductors      44.7%
Software             0.2%
Cash                 4.4%
EDA                 12.7%
Medical             12.4%
Networking          20.8%
Peripheral           3.0%
Semi Equip           1.8%


                             Investment Philosophy

  We believe that a thorough understanding of the industries we follow enables us to buy great companies at bargain prices.

  Because these industries are characterized by rapid rates of innovation, and therefore obsolescence, companies can fall in and out of favor very quickly, causing drastic swings in valuation. Often these sudden mark-ups or mark-downs are deserved, sometimes not.

  We look for situations in which a quality company is unjustly punished by the investment community. This misunderstanding allows us to buy a strong company near the low end of its normal valuation range. If we are right, continued success leads to eventual reassessment, and a healthy return on investment.

  But why are technology companies so often, and so easily, misunderstood? We believe that the most common reasons are the lofty expectations and perceptions of risk associated with innovation. Just as great teams seldom enjoy an undefeated season, great companies occasionally have a bad quarter. When they do, the market tends to build more risk and less growth into their company models.

  An excellent example of this phenomenon is the current sell-off in networking stocks. As we write this (in mid-February), several networking companies have reported results below street expectations, and the group is being marked down as a result. Clearly, the expected growth outlook is being revised downward for the entire sector.


=====================================================
             Top 5 Stocks by $ Gain in Q4 1996
-----------------------------------------------------
Stock                Symbol       $ Gain    % Inc.
-----------------------------------------------------


Intel                 INTC       674,113     34.6
Lattice Semi          LSCC       640,763     53.4
Opal Inc.             OPAL       506,250     83.9
Altera                ALTR       413,663     39.8
Triquint              TQNT       273,800     52.9
-----------------------------------------------------


  We believe this is a mistake. Our view is that the growth in demand for data communications in general, and networking products in particular, is still in its infancy, and that the current sell off represents an excellent entry point. We plan on participating in the growth of the networking group for years to come.

  We also believe that basic industry research can reveal undiscovered gems. Companies with great products can go unnoticed due to the technical nature of their products - They simply take a great deal of time and effort to understand. Those of us who are already following the business closely have an investment advantage in the form of an early discovery window.

  Last year's examples include companies such as Corvita, EP Technologies, Iomega, Ikos, Opal and Vitesse, and we believe many current opportunities lie in the EDA, semiconductor and medical sectors today.


               Technology Value Fund 12/31/96

=================================================================
Security                 Shares        Price     ...Balance...
-----------------------------------------------------------------


3 Com                    25,000       73 3/8      1,834,375.00
Advanced Micro           40,000       25 3/4      1,030,000.00
Altera                   20,000     72 11/16      1,453,750.00
Amgen                     4,000       54 3/8        217,500.00
Applied Materials        10,000     35 15/16        359,375.00
Arterial Vascular        70,000       12 1/2        875,000.00
Avanti                   60,000       31 3/4      1,905,000.00
C-Cube Microsystems      10,000     36 15/16        369,375.00
Cabletron Systems        25,000       33 1/4        831,250.00
Centocor                  6,000       35 3/4        214,500.00
Cisco Systems            50,000       63 5/8      3,181,250.00
Endosonics               26,100       15 1/4        398,025.00
Epic Design Tech         50,000           25      1,250,000.00
Everest Medical          35,000        2 3/4         96,250.00
IKOS                     55,000           20      1,100,000.00
Informix                  3,000       20 3/8         61,125.00
Intel                    20,000    130 15/16      2,618,750.00
Iomega                   60,000       17 3/8      1,042,500.00
Lam Research              4,000       28 1/8        112,500.00
Lattice Semi             40,000           46      1,840,000.00
Level One                40,000       35 3/4      1,430,000.00
MedCath                   8,000           16        128,000.00
Medtronic                 9,000           68        612,000.00
Medwave                   8,700       11 1/4         97,875.00
Mentor                    4,000       29 1/2        118,000.00
Mini-Med                 20,000       32 1/4        645,000.00
Novellus                  3,000      54 3/16        162,562.50
Quality Semi            175,000            9      1,575,000.00
S - 3, Inc.             100,000       16 1/4      1,625,000.00
Sierra Semi             170,000           15      2,550,000.00
Silicon Valley Rsrch    110,000            2        220,000.00
Target Therapeutics       5,900           42        247,800.00
Theratx                  69,800       10 1/4        715,450.00
Triquint                 30,000       26 3/8        791,250.00
US Robotics              20,000           72      1,440,000.00
Vitesse                   1,000       45 1/2         45,500.00
Xilinx                   10,000     36 13/16        368,125.00
-Cash-                1,526,524            1      1,526,523.68
-----------------------------------------------------------------
Total Investments                                35,088,611.18
=================================================================


                              Cardiometrics, CFLO

  Endosonics has committed to acquire Cardiometrics for a combination of cash and stock valued at a minimum of $9.00 - a little more than a 40% premium to CFLO's market price of 6 3/8 prior to the announcement.


======================================================
          Bottom 5 Stocks by $ Loss in Q4 1996
------------------------------------------------------
Stock                 Symbol       $ Loss   % Dec.
------------------------------------------------------


Arterial Vascular     AVEI       676,425     43.6
S-3, Inc.             SIII       389,894     19.4
Silicon Valley Re     SVRI       288,068     56.7
Iomega                 IOM       227,875     17.9
Cabletron Systems       CS       140,350     14.4
------------------------------------------------------


  When the acquisition is completed each share of Cardiometrics will be converted into: $2.00 in cash, 0.35 shares of newly issued Endosonics stock, and between 0.20 and 0.2636 shares of Cardiovascular Dynamics (Nasdaq:CCVD). The exact number of shares of CCVD will be determined so as to make the total package worth at least $9.00 per CFLO share.

  The strange thing is even now, two weeks after the announcement, you can still buy Cardiometrics shares for about $7 1/2. When the deal closes, you will essentially receive $9.00 - a gain of $1.50 per Cardiometrics share or 20%. If you assume that it takes 3 months to close the deal, buying Cardiometrics at $7 1/2 will give you an annualized return of 107.36%. Of course, you have to remember to subtract transactions costs, but this looks almost to good to be true.

  Since the January 27, 1997 acquisition announcement, the fund has been buying Cardiometrics shares. As of this writing, the fund owns 212,500 shares at an average price (including commissions) of $7.542. We look forward to the completion of this acquisition.

                                 TheraTx, THTX

  TheraTx first attracted our attention because its sales and earnings have grown at about 20% per year while the stock trades at a PE of 9.5. The company operates 29 nursing homes, provides rehabilitation services on contract to other nursing home companies, and runs several occupational health clinics. With the help of several acquisitions, sales have grown from $40 million 3 years ago to a revenue run-rate of $400 million today.

  During the 2nd half of 1996, the stock was hit hard because of uncertainty regarding Medicare contract rehabilitation rates. Medicare represents roughly 50% of the company's revenues. The other 50% of TheraTx's revenues looks like a mini-OccuSystems (OSYS), a company which trades roughly at a PE of 30. If you apply OccuSystem's PE to the earnings associated with this half of TheraTx's operations, you get a valuation of about $19. So, if Medicare sets its reimbursement rate so low that TheraTx is forced to exit the business, shareholders would be left with a business unit that the market might value at $19.

  Based on this analysis, the fund purchased a total of 113,800 shares at an average price of $11.58 in late December and early January. On February 11, 1997, Vencor, Inc. (NYSE:VC) announced an agreement to acquire TheraTx for $17.10 per share in cash.

                                    Outlook

  We remain convinced that the medical and electronic technology sectors will continue to offer excellent investment opportunities for years to come. These companies continue to improve people's lives through constant innovation; the art, science and business of making new things possible will enrich all parties concerned.

  We are bullish about the business prospects of each and every company in which we invest. While we are likely to make mistakes from time to time, we believe we are right to focus the bulk of our time and energy on the all-important company selection process. We are comfortable that our approach will continue to lead to good company selection within the right sectors, positioning the Technology Value Fund well for future success.


/s/ Kevin Landis                                     /s/ Ken Kam

KEVIN LANDIS                                         KEN KAM
Portfolio Manager                                    Portfolio Manager
Technology Value Fund                                Technology Value Fund

                    Getting the most Current information on
                           THE TECHNOLOGY VALUE FUND

           Ticker symbol:                   TVFQX
           Newspaper listing:               TECH VALUE
           Toll-Free number:                888-TVF-FUND
                                            888-883-3863

           Website:                         WWW.IINVEST.COM
           E-mail Auto-responder:

                 To receive TVF information send an e-mail to:
                               TVF@MAILBACK.COM




                          Important Legal Disclosures

  This report is provided for the general information of TVF shareholders and is not authorized for distribution to prospective investors in the Fund unless preceeded or accompanied by a current prospectus.

  Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  Investing in high technology and medical technology stocks entails certain risks, including increased volatility of share value. Investors are encouraged to read the prospectus carefully. Copies of the most recent prospectus are available on the Fund's web site, or by calling (888) TVF-FUND.

  You may also request the most recent prospectus from the following brokers:
Fidelity Investments, Jack White & Co. and National Investors
Service Corporation..

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                                                  Certified Public Accountants




KEVANE PETERSON SOTO & PASARELL                             Donald Kevane
To the Board of Trustees and                                John Peterson
  Shareholders of                                           Adamina Soto
   Interactive Investments                                  Jorge Pasarell
     (Technology Value Fund):                               Waldemar Gonzalez
                                                            Luis Valenzuela
                                                            Nelly Ruiz
                                                            Miguel Ocasio
                                                            Alfredo Rivera


  We have audited the accompanying statement of assets and liabilities of INTERACTIVE INVESTMENTS (TECHNOLOGY VALUE FUND), including the schedule of portfolio investments (Schedule I), as of December 31, 1996, the related statements of operations, changes in net assets and financial highlights for the periods indicated in the accompanying financial statements and the per share data as of December 31, 1996. These financial statements and per share data are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and on the per share data based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements, financial highlights, and per share data referred to above present fairly, in all material respects, the financial position of Interactive Investments (Technology Value Fund) as of December 31, 1996, the results of its operations, changes in its net assets, financial highlights, for the periods indicated, and the per share data as of December 31, 1996, in conformity with generally accepted accounting principles.

/s/ Kevane, Peterson, Soto & Pasarell

San Juan, Puerto Rico,
  January 15, 1997, except for
    Note (9) which date is January 31, 1997.


STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996December 31, 1996


ASSETS:
     Cash in bank                                   $           58
     Accrued interest receivable                            15,433
     Investment securities, at value
         (cost--$32,863,373)                            35,088,611
                                                      ------------
              Total assets                          $   35,104,102
                                                      ------------

LIABILITIES:                                        $            0
                                                      ------------
              Total liabilities                                  0
                                                      ------------

NET ASSETS--at value                                $   35,104,102
                                                       ===========

NET ASSETS COMPRISED OF:
     Paid-in capital                                $   32,703,582
     Net unrealized gain on investments                  2,225,238
     Undistributed net realized gains from sale
              of securities                                300,692
     Accumulated net investment loss                      (125,410)
                                                      ------------
                  Total net assets                  $    35,104,102
                                                       ===========

NET ASSET VALUE/OFFERING PRICE/REDEMPTION PRICE
     PER SHARE BASED ON 1,316,631.691 SHARES        $        26.66
                                                       ===========


                  The accompanying notes and schedule are an
                      integral part of these statements.


STATEMENT OF OPERATIONS
For the Year Ended December 31, 1996


INVESTMENT INCOME:
     Interest                                                    $       5,393
     Dividends                                                         114,196
                                                                  ------------
         Total investment income                                 $     119,589
                                                                  ------------
EXPENSES--investment advisory fees (administration
     fees of $101,257 and management fees of $122,185)           $     (223,442)
                                                                  ------------
NET INVESTMENT LOSS                                              $     (103,853)
                                                                   ===========
REALIZED GAINS AND UNREALIZED
     APPRECIATION ON INVESTMENTS:
         Realized gains from security transactions-
              Proceeds from sales                                    4,377,520
              Cost of securities sold                                1,831,380
                                                                  ------------
         Realized gains                                           $  2,546,140
                                                                  ------------
         Amount of unrealized appreciation-
              December 31, 1995                                        549,516
              December 31, 1996                                      2,225,238
                                                                  ------------
                  Increase in unrealized appreciation
                      during 1996                                    1,675,722
                                                                  ------------
                  Realized gains and increase in unrealized
                      appreciation                                $  4,221,862
                                                                  ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $  4,118,009
                                                                   ===========


                  The accompanying notes and schedule are an
                      integral part of these statements.


STATEMENT OF CHANGES IN NET ASSETS

For the Years Ended December 31, 1996 and 1995

                                                                            Year Ended
                                                                  -----------------------------
                                                                   December 31,     December 31,
                                                                      1996            1995


INCREASE IN NET ASSETS FROM OPERATIONS:

     Net investment loss                                         ($   103,853)   ($    20,937)
     Net realized gain from investment
                        transactions                                2,546,140          54,123
     Increase in unrealized appreciation on
         securities                                                 1,675,722         526,841
                                                                 ------------    ------------
                  Net increase from operating results               4,118,009         560,027

DISTRIBUTIONS TO SHAREHOLDERS FROM
     REALIZED GAINS ON SECURITIES:                                 (2,244,807)        (55,432)

REINVESTMENT OF DIVIDENDS BY
     SHAREHOLDERS:                                                  1,153,485          66,554

CAPITAL TRANSACTIONS--Proceeds from sale of
     shares, net of redemption of $6,274,508 in 1996
     and $14,643 in 1995                                           29,396,421       1,953,122
                                                                 ------------    ------------
                  Total increase in net assets                     32,423,108       2,524,271

NET ASSETS:
     Beginning of year                                              2,680,994         156,723
                                                                 ------------    ------------
     End of year                                                 $ 35,104,102    $  2,680,994
                                                                 ============    ============


                  The accompanying notes and schedule are an
                      integral part of these statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 1996

(1)  HISTORY:

     The Trust was formed and registered with the office of the Secretary of State of Delaware on November 8, 1993. The purpose of the Trust is to offer shares in series in an open-ended management investment company. The Trust has authorized only one series of shares designated as Technology Value Fund (the "Fund"). All costs and expenses incurred in the organization of the Fund were absorbed by the investment advisor.

(2)  ESTIMATES:

     In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3)  SECURITY VALUATION:

     Portfolio securities traded on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded are valued at the mean between the most recent quoted bid and asked prices provided by the principal market makers.

(4)  INVESTMENT ADVISER:

     The Fund's adviser is Interactive Research Advisers, Inc. (IRAI), a company owned and controlled by the same individuals who have organized the Trust. The investment advisory contract between the Fund and IRAI has been approved by the Board of Trustees of the Fund including the disinterested trustees.

     IRAI is responsible for the management and administration of the Fund's portfolio and provides the necessary personnel, facilities, equipment, and other services necessary for the operations of the Fund. Fees paid by the Fund for such services are payable monthly, calculated and accrued on a daily basis by applying an annual rate (1% for the management fee and 1% of the first $10 million invested in the Fund and 1/2 of 1% of the amount of funds in excess of $10 million, for fund administration) to the net assets of the Fund, determined at the close of business each day. Total annual expenses of the Fund, exclusive of taxes, interest, all brokers' commissions and other normal charges incidental to the purchase and sale of portfolio securities, but including fees paid to IRAI, do not exceed the limits prescribed by any state in which the Fund's shares are offered for sale, and IRAI will reimburse the Fund for any expenses in excess of such limits.

(5)  DISTRIBUTOR:

     The Fund has been and is presently being self-distributed. Shares are sold at the net asset value per share, without a sales load. The adviser bears any sales or promotional costs incurred in connection with the sale of the Fund's shares out of its own resources.

(6)  OPERATIONS:

     Management fees have been accrued daily at the rate of 1/365 of 1% of net assets as stipulated in the investment advisory contract.

     Administrative fees also have been accrued daily at the rate of 1/365 of 1% of the first $10 million and 1/2 of 1% of amounts in excess of $10 million of net assets as stipulated in the investment advisory contract.

     Interest is accrued daily on the cash balance maintained in the securities account at the rate of interest in effect at the first of each month. On the first of each month, the custodian bank credits the securities account with interest earned during the previous month.

(7)  FEDERAL INCOME TAXES:

     It is the Fund's policy to comply with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute its taxable income to shareholders; accordingly, no Federal income tax provision is required [see Notes (8) and (9), below].

(8)  DIVIDENDS:

     On November 29, 1996, the Fund's Board of Trustees approved the payment of a dividend of $2.90 per share payable on November 22, 1996, to stockholders of record as of November 18, 1996. Shareholders owning approximately 51% of the total shares outstanding elected to reinvest their dividends in the Fund [see also Note (12), below].

(9)  INVESTMENT TRANSACTIONS:

     At December 31, 1996, the cost of portfolio securities for federal income tax purposes was the same as the cost for financial reporting purposes. At December 31, 1996, the Fund had a net capital loss carry-forward of $70,378. During the year ended December 31, 1996, the Fund purchased securities having a cost of $31,153,233 and sold securities having total sales proceeds of $4,377,520.

(10) TRANSACTIONS IN SHARES:

     There is no specified limit to the number of shares that may be issued.
         Transactions during 1996 and 1995 were as follows:


                                                   Year Ended December 31,
                                            --------------------------------------
                                               (rounded to the nearest share)

                                                  1996                     1995


     Shares sold                                1,435,204                 129,835
     Shares issued on reinvestment
          of dividends                             43,942                   3,135
     Shares redeemed                             (307,953)                   (931)
                                               ----------              ----------
     Net increase                               1,171,193                 132,039
                                               ==========              ==========


(11) FINANCIAL HIGHLIGHTS:

     Selected data for a share outstanding throughout each period:

                                                                             Year Ended December 31,
                                                           --------------------------------------------------
                                                            1996                 1995                1994 (a)
                                                           ---------         --------------           --------


         Net asset value, beginning of period            $   18.44            $   11.70             $   10.00
                                                           ---------         --------------           --------
         Investment operations:

              Net investment income (loss)                    (.08)                (.14)                 (.03)
              Net realized and unrealized gain
                  (loss) on investments                       11.20                7.28                  2.56

         Total from investment operations                     11.12                7.14                  2.53

              Capital gains distributions                     (2.90)               (.40)                 (.83)
                                                           ---------         --------------           --------

         Net asset value, end of period                   $   26.66           $   18.44             $    11.70
                                                           =========         ==============           ========
              Total return (b)                                60.5%               61.2%                  25.3%

         Ratios/supplemental data:
              Net assets, end of period (millions)        $   35.1            $    2.7              $     0.2
              Ratio of expenses to average net assets          1.81%               1.98%                  1.96%(c)
              Ratio of net investment income (loss)
                  to average net assets                       (0.55%)             (1.45%)                (1.29%)(c)
              Portfolio turnover rate                            43%                 45%                    56%
              Average commission rate for securi-
                  ties transactions (cost per share)      $     .0426                N/A                    N/A

              (a) The Fund commenced operations on 05/20/94; therefore, 1994 statistics do not reflect an entire year of operations.

              (b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption in the last day of the period.

              (c)  Annualized.

(12) SUBSEQUENT EVENT--DIVIDEND:

     On January 31, 1997, the Fund's Board of Trustees approved the payment of an additional dividend of $270,274 based on realized undistributed gains during 1996 (without taking into consideration net long-term capital losses realized subsequent to October 31, 1996) and after taking into consideration the dividend paid on November 22, 1996.


SCHEDULE OF PORTFOLIO OF INVESTMENTS (NOTE 3)
December 31, 1996

                                                NUMBER OF                                                           UNREALIZED
                                                SHARES OR   PERCENT OF     INCOME                     CURRENT          GAIN
     COMMON STOCKS                            FACE AMOUNT     TOTAL       PRODUCING       COST      MARKET VALUE      (LOSS)
------------------                             ----------  -----------   ------------   --------  ---------------     ------


ELECTRONIC DESIGN AUTOMATION:
     IKOS                                           55,000                  No   $      845,187  $   1,100,000    $    254,813
     Avanti                                         60,000                  No        1,792,013      1,905,000         112,987
     Epic Design Tech                               50,000                  No        1,270,750      1,250,000         (20,750)
     Silicon Valley Research                       110,000                  No          514,556        220,000        (294,556)
                                                                                    ------------    ------------    ------------
        Total Electronic Design Automation                    12.7%                   4,422,506      4,475,000          52,494
                                                                                    ------------    ------------    ------------
MEDICAL:
     Amgen                                           4,000                  No          182,175        217,500          35,325
     Arterial Vascular                              70,000                  No        1,442,555         875,000       (567,555)
     Centocor                                        6,000                  No          204,800         214,500          9,700
     Endosonics                                     26,100                  No          369,569         398,025         28,456
     Everest Medical                                35,000                  No          135,513          96,250        (39,263)
     Medcath                                         8,000                  No          182,037         128,000        (54,037)
     Medtronic                                       9,000                  No          459,300         612,000        152,700
     Medwave                                         8,700                  No          100,423          97,875         (2,548)
     Mentor                                          4,000                  Yes          44,875         118,000         73,125
     Mini-Med                                       20,000                  No          480,726         645,000        164,274
     Target Therapeutics                             5,900                  No          303,332         247,800        (55,532)
     TheraTx                                        69,800                  No          812,933         715,450        (97,483)
                                                                                    ------------    ------------    ------------
         Total Medical                                         12.4%                  4,718,238       4,365,400       (352,838)
                                                                                    ------------    ------------    ------------
NETWORKING:
     3 Com                                          25,000                  No        1,944,528       1,834,375       (110,153)
     Cisco Systems                                  50,000                  Yes       3,095,045       3,181,250         86,205
     Cabletron Systems                              25,000                  No          971,600         831,250       (140,350)
     U.S. Robotics                                  20,000                  No        1,495,688       1,440,000        (55,688)
                                                                                    ------------    ------------    ------------
         Total Networking                                      20.8%                  7,506,861       7,286,875       (219,986)
                                                                                    ------------    ------------    ------------
PERIPHERAL:
     Iomega                                         60,000      3.0%        No        1,262,125       1,042,500       (219,625)
                                                                                    ------------    ------------    ------------
SEMICONDUCTOR EQUIPMENT:
     Applied Materials                              10,000                  No          399,974         359,375        (40,599)
     Lam Research                                    4,000                  No          177,450         112,500        (64,950)
     Novellus                                        3,000                  No          173,338         162,563        (10,775)
                                                                                    ------------    ------------    ------------
         Total Semiconductor Equipment                          1.8%                    750,762         634,438       (116,324)
                                                                                    ------------    ------------    ------------

                                                      (continued on next page)




SEMICONDUCTORS:
     Advanced Micro                                 40,000                  Yes         831,600       1,030,000        198,400
     Altera                                         20,000                  No        1,017,542       1,453,750        436,208
     C-Cube Microsystems                            10,000                  No          343,375         369,375         26,000
     Intel                                          20,000                  Yes       1,574,078       2,618,750      1,044,672
     Lattice Semi                                   40,000                  No        1,152,800       1,840,000        687,200
     Level One                                      40,000                  No        1,201,400       1,430,000        228,600
     Quality Semi                                  175,000                  No        1,492,319       1,575,000         82,681
     S-3, Inc.                                     100,000                  No        1,873,344       1,625,000       (248,344)
     Sierra Semi                                   170,000                  No        2,287,556       2,550,000        262,444
     Triquint                                       30,000                  No          517,450         791,250        273,800
     Vitesse Semi                                    1,000                  No            8,875          45,500         36,625
     Xilinx                                         10,000                  No          308,831         368,125         59,294
                                                                                    ------------    ------------    ------------
         Total Semiconductors                                   44.7%                12,609,170      15,696,750      3,087,580
                                                                                    ------------    ------------    ------------
SOFTWARE:
     Informix                                        3,000        .2%       No           67,187          61,124         (6,063)
                                                               --------             ------------    ------------    ------------
         Total Common Stocks                                    95.6%                31,336,849      33,562,087      2,225,238

CASH:
                                                                 4.4%                 1,526,524       1,526,524             --
                                                               --------             ------------    ------------    ------------
         Total Investments                                     100.0%              $ 32,863,373    $ 35,088,611    $  2,225,238
                                                               ========             ============    ============    ============


INTERACTIVE INVESTMENTS TRUST

446 Martil Way
Milpitas, CA  95035

BOARD OF TRUSTEES

Ken Kam
Kevin Landis
Michael Lynch
Mark Taguchi

OFFICERS

Kevin Landis, President
Kendrick Kam, Secretary
Yakoub Billawala, Operations
Steve Witt, Marketing

INVESTMENT ADVISER

Interactive Research Advisers, Inc.
446 Martil Way
Milpitas, CA  95035

TRANSFER AGENT / FUND ACCOUNTANT / FUND ADMINISTRATOR

Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, OH  45201

This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of Interactive Investments' Technology Value Fund.